I-1

                         CONSENT OF INDEPENDENT AUDITORS


                                                                     EXHIBIT 23

               Consent of Ernst & Young LLP, Independent Auditors
               --------------------------------------------------

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-41735) pertaining to the Tax Savings Thrift Plan for Employees of CSX Corporation and Affiliated Companies of our report dated June 23, 2000, with respect to the financial statements of the Tax Savings Thrift Plan for Employees of CSX Corporation and Affiliated Companies included in this Transition Report (Form 11-K) for the three months ended December 31, 1999.



                                       /s/ ERNST & YOUNG LLP


Jacksonville, Florida
June 23, 2000